Pension and Postretirement Benefits: Schedule of Amounts recognized in accumulated other comprehensive income ("AOCI") (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Amounts recognized in accumulated other comprehensive income ("AOCI"):
Schedule of Amounts recognized in accumulated other comprehensive income ("AOCI")
	2011	2010
Net gain	(50,166)	(59,233)
Prior service cost	8,021	8,801
Translation difference	(1,315)	759
Total amount recognised in AOCI	(43,460)	(49,673)